Transactions with Affiliates	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Transactions With Affiliates
Transactions with Affiliates

Prior to the Separation, CPG engaged in transactions with subsidiaries of NiSource, which at that time were deemed to be affiliates of CPG. The Separation occurred on July 1, 2015 and for periods after this date CPG and subsidiaries of NiSource are no longer affiliates. Transactions with affiliates prior to the Separation are summarized below:

Statement of Operations

	Year Ended December 31,
(in millions)	2015	2014	2013
			Predecessor
Transportation revenues	$47.5	$95.7	$94.1
Storage revenues	26.2	53.2	53.6
Other revenues	0.2	0.3	0.3
Operation and maintenance expense	52.9	123.2	118.6
Interest expense	29.3	62.0	37.9
Interest income	2.5	0.7	0.7

Balance Sheet

(in millions)	December 31, 2015	December 31, 2014
Accounts receivable	$—	$180.0
Current portion of long term debt- affiliated	—	115.9
Short-term borrowings	—	252.5
Accounts payable	—	53.6
Long-term debt	—	1,472.8

Transportation, Storage and Other Revenues. CPG provided natural gas transportation, storage and other services to subsidiaries of NiSource, which were deemed to be affiliates prior to the Separation.

Operation and Maintenance Expense. CPG received executive, financial, legal, information technology and other administrative and general services from a former affiliate, NiSource Corporate Services. Expenses incurred as a result of these services consisted of employee compensation and benefits, outside services and other expenses. CPG was charged directly or allocated using various allocation methodologies based on a combination of gross fixed assets, total operating expense, number of employees and other measures. Management believes the allocation methodologies are reasonable. However, these allocations and estimates may not represent the amounts that would have been incurred had the services been provided by an outside entity.
Interest Expense and Income. Prior to the private placement of senior notes on May 22, 2015, CPG paid NiSource interest for intercompany long-term debt outstanding. CPG was charged interest for long-term debt of $31.0 million, $61.6 million and $40.6 million for the years ended December 31, 2015, 2014 and 2013, respectively, offset by associated AFUDC of $2.4 million, $2.7 million and $6.8 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Columbia OpCo and its subsidiaries entered into an intercompany money pool agreement with NiSource Finance, which became effective on the closing date of CPPL's IPO. Following the Separation, the agreement is with CPG. The money pool is available for Columbia OpCo and its subsidiaries' general purposes, including capital expenditures and working capital. This intercompany money pool agreement is discussed in connection with Short-term Borrowings below. Prior to CPPL's IPO, the subsidiaries of CPG participated in a similar money pool agreement with NiSource Finance. Prior to the Separation, NiSource Corporate Services administered the money pools. Prior to the Separation, the cash accounts maintained by the subsidiaries of Columbia OpCo and CPG were swept into a NiSource corporate account on a daily basis, creating an affiliated receivable or decreasing an affiliated payable, as appropriate, between NiSource and the subsidiary. The amount of interest expense and income for short-term borrowings was determined by the net position of each subsidiary in the money pool. Subsequent to the Separation, the intercompany money pool balances and related interest expense and income are eliminated as intercompany activity. The money pool weighted-average interest rate was 1.21% at June 30, 2015 and 0.70% at December 31, 2014, respectively. The interest expense for short-term borrowings charged for the years ended December 31, 2015, 2014 and 2013 was $0.7 million, $3.1 million and $4.1 million, respectively.
Accounts Receivable. CPG included in accounts receivable amounts due from the money pool discussed above of $145.5 million at December 31, 2014 for subsidiaries in a net deposit position. Also included in the balance at December 31, 2014 are amounts due from subsidiaries of NiSource for transportation and storage services of $34.5 million. Net cash flows related to the money pool receivables, including the receipt of money pool deposits from NiSource at the time of Separation, are included as Investing Activities on the Statements of Consolidated and Combined Statements of Cash Flows. All other affiliated receivables are included as Operating Activities.
Short-term Borrowings. The subsidiaries of CPG entered into an intercompany money pool agreement with NiSource Finance with $750.0 million of reserved borrowing capacity. Following the Separation, the agreement is with CPG. In furtherance of the money pool agreement, CPG entered into a $1,500.0 million revolving credit agreement on December 5, 2014. The CPG revolving credit agreement became effective at the completion of the Separation with a termination date of July 2, 2020. Each of CEG, OpCo GP and Columbia OpCo is a guarantor of CPG's revolving credit facility. As guarantors and restricted subsidiaries, CEG, OpCo GP and Columbia OpCo are subject to various customary covenants and restrictive provisions which, among other things, limit CPG’s and its restricted subsidiaries’ ability to incur additional indebtedness, guarantees and/or liens; consolidate, merge or transfer all or substantially all of their assets; make certain investments or restricted payments; modify certain material agreements; engage in certain types of transactions with affiliates; dispose of assets; and prepay certain indebtedness; each of which is subject to customary and usual exceptions and baskets, including an exception to the limitation on restricted payments for distributions of available cash, as permitted by their organizational documents. The restricted payment provision does not prohibit CPG or any of its restricted subsidiaries from making distributions in accordance with their respective organizational documents unless there has been an event of default (as defined in the revolving credit agreement), and neither CPG not any of its restricted subsidiaries has any restrictions on its ability to make distributions under its organizational documents. Under Columbia OpCo's partnership agreement, it is required to distribute all of its available cash each quarter, less the amounts of cash reserves that OpCo GP determines are necessary or appropriate in its reasonable discretion to provide for the proper conduct of Columbia OpCo's business. In addition, subject to Delaware law, the board of directors of CPG may similarly determine whether to declare dividends at CPG without restriction under its revolving credit agreement. At December 31, 2015, neither CPG nor its consolidated subsidiaries had any restricted net assets. If Columbia OpCo and the other loan parties fail to perform their obligations under these and other covenants, it could adversely affect Columbia OpCo’s ability to finance future business opportunities and make cash distributions to CPG. CPG’s revolving credit facility also contains customary events of default, including cross default provisions that apply to any other indebtedness CPG may have with an outstanding principal amount in excess of $50.0 million. If a default occurred, the relevant lenders could elect to declare the debt, together with accrued interest and other fees, to be immediately due and payable and proceed against Columbia OpCo as a guarantor.
The balance of Short-term Borrowings at December 31, 2014 of $252.5 million included those subsidiaries of CPG in a net borrower position of the NiSource Finance money pool discussed above. Net cash flows related to Short-term Borrowings, including the repayment of money pool borrowings to NiSource at the time of Separation, are included as Financing Activities on the Statements of Consolidated and Combined Statements of Cash Flows.
Accounts Payable. The affiliated accounts payable balance primarily included amounts due for services received from NiSource Corporate Services and interest payable to NiSource Finance.

Long-term Debt. CPG's long-term financing requirements, prior to the private placement of seniors notes on May 22, 2015, were satisfied through borrowings from NiSource Finance. CPG used a portion of net proceeds from the senior notes to repay approximately $1,087.3 million of intercompany debt and short-term borrowings, net of amounts due from the money pool, between CPG and NiSource Finance. Details of the affiliated long-term debt balance are summarized in the table below:

Origination Date	Interest Rate	Maturity Date	December 31, 2015	December 31, 2014
(in millions)
November 28, 2005(1)	5.41%	November 30, 2015	$—	$115.9
November 28, 2005	5.45%	November 28, 2016	—	45.3
November 28, 2005	5.92%	November 28, 2025	—	133.5
November 28, 2012	4.63%	November 28, 2032	—	45.0
November 28, 2012	4.94%	November 30, 2037	—	95.0
December 19, 2012	5.16%	December 21, 2037	—	55.0
November 28, 2012	5.26%	November 28, 2042	—	170.0
December 19, 2012	5.49%	December 18, 2042	—	95.0
December 9, 2013	4.75%	December 31, 2016	—	834.0
Total Long-term Debt			$—	$1,588.7
(1) The debt balance for the note originating on November 28, 2005 and maturing on November 30, 2015 is included in "Current portion of long-term debt-affiliated" on the Consolidated Balance Sheets as of December 31, 2014.

Dividends. Prior to the Separation, CPG distributed $500.0 million of the proceeds from CPPL's IPO to NiSource as a reimbursement of preformation capital expenditures with respect to the assets contributed to Columbia OpCo and $1,450.0 million of proceeds related to the issuance of senior notes in May 2015. CPG paid no dividends to NiSource in the year ended December 31, 2014 and paid $123.0 million to NiSource in the year ended December 31, 2013. There were no restrictions on the payment by CPG of dividends to NiSource.